Disposition	12 Months Ended
Dec. 31, 2020
Discontinued Operations and Disposal Groups [Abstract]
Disposition	DISPOSITION
On April 16, 2019, Fortis sold its 51% ownership interest in the 335 MW Waneta Expansion for proceeds of $995 million. A gain on disposition of $577 million ($484 million after tax), net of expenses, was recognized in the Corporate and Other segment, and the related non-controlling interest was removed from equity.

Up to the date of disposition, excluding the gain as noted above, the Waneta Expansion contributed $17 million to earnings before income tax expense, of which Fortis' share was 51%.